Exhibit A
6-5751-02-69

                                                                    Ex. 10.9

SUBJECT:  NAS1804, NAS1805, BACN1OHR NUT SERIES
          CONTRACT AWARD LETTER OF AGREEMENT


Gentlemen:

The Boeing Commercial Airplane Group, the Buyer, will place orders as noted in Exhibit B and referred to herein as the Procurement Package, with Kaynar, Division of Kaynar Technologies, Inc., the Seller. This Letter of Agreement states the provisions which apply to this Procurement Package and Subsequently Placed Orders.

All other Boeing Companies, Divisions or Groups and Japan Aircraft Industry
(JAI) may purchase to this Agreement at the same pricing and terms afforded to the Boeing Commercial Airplane Group.

GENERAL

The Seller agrees to accept Subsequently Placed Orders for unlimited quantities from Boeing Commercial Airplane Group at the same prices stated in Exhibit B and under the terms and conditions enclosed for the duration of this Agreement.

In the event of short flow items, i.e. less than lead time away, the Seller shall be given the first opportunity to supply such parts at the contract price. Should the Seller be unable to supply items in quantities and schedule required, the Buyer reserves the right to purchase such items from other suppliers.

Supplier shall reserve, at all times, at least five (5) percent of the next 12 months requirements in stock to accommodate short flow requirements.

DURATION

The duration of this agreement will extend from the signature date of this Letter of Agreement through August 15, 1999. Orders shall be entered with the Seller lead time away (as defined by Seller) and scheduled for delivery prior to November 13, 1999. In the event that the Seller fails to deliver prior to November 14, 1999 as scheduled, such delinquent shipments will continue to have the pricing and terms of the Procurement Package until delivery is made.

Exhibit A
6-5751-02-69


TERMS AND CONDITIONS

The Boeing Commercial Airplane Group Terms and Conditions, form D1 4100 4045, Rev 5/92, Hill apply to all orders subsequently placed referencing this Letter of Agreement (see note A52). In the event conflict exists between the Terms and Conditions and this Letter of Agreement, the latter shall govern.

ADDITIONAL PROVISIONS PER PURCHASE ORDER NOTES

The Buyer and Seller have mutually agreed that the following purchase order notes will apply to all orders subsequently placed referencing this Letter of
Agreement:

A18 - Seller agrees not to make any change in materials or design details which would affect the part or any component part thereof with regard to (A) part number identification, (B) physical or functional changeability, and (C) repair and overhaul procedures and processes and material changes which affect these procedures without prior written approval of buyer, and without revising the part numbers and the originals of all drawings or data. (Seller will place the above clause in all its subcontracts for supplier identified purchased equipment whether such equipment is supplied to seller as an end item or as a component part of an end item.)

A47 - The Seller shall at all times, keep adequate books and records relating to all work under this purchase order. Those records shall include rates and factors for direct labor (including labor hours), material costs, burden rates and subcontracts costs. Representatives of Boeing shall be accorded access to review, analyze and verify these books and records for the purpose of collecting information for negotiation of prices for future orders, buyer directed changes and termination claims.

C28 - The pack slip is the document required for receipt/payment processing. In order to facilitate process of the receipt and subsequent payment, the following information (when applicable) must be referenced on every pack slip:

    1.   Suppliers name, address and phone number
    2.   Boeing purchase order number
    3.   Date parts shipped
    4.   Total quantity shipped and quantity in each container
    5.   Part number shown on the purchase order
    6.   Bill of Lading (Required on Direct Shipments)
    7.   Legible pack slip number

Exhibit A
6-5751-02-69


     8. Multiple boxes with same pack slip must reference 1 of 3, 2 of 3, etc. (if applicable)
     9. Pack slip required on the outside of #1 box and inside each individual box
    10.  Description/Nomenclature
    11.  Boeing Purchase Order item number
    12.  Unit of Measure
    13.  Sold to and/or ship to as applicable
    14.  Warranty data and certification data as applicable
    15.  Rejection tag number if applicable

Q06 - This order is subject to Document D1-8000A. Boeing reserves the right to conduct surveillance at seller's plant.

Q09 - Seller certifies that material and/or finished parts shall be controlled and tested in accordance with, and will meet, specified order requirements, and that applicable records are on file subject to examination.
 Seller agrees to furnish certified copies of test and/or control data upon request from buyer.

Q87 - This order is subject to Document D1-9000. Boeing reserves the right to conduct surveillance at seller's plant.

S01 - Work under this order is subject to Boeing surveillance at Seller's plant. Boeing quality control representative may elect to conduct inspection either on a random basis or to the extent of 100 percent inspection. Seller will be notified if Boeing inspection is to be conducted on specific shipments. No shipments are to be held for Boeing inspection unless notification is received prior to, or at time of, material being ready for shipment.

S68 - Representatives of the Buyer and/or Federal Aviation Administration (if non-domestic, equivalent government agency) may inspect and evaluate Seller's facilities' system, data, equipment, personnel and all completed articles manufactured for installation on Boeing commercial production airplanes.

B39 - Strict adherence to the purchase order delivery schedule is required. Immediate written notice of shipment delays must be given by the supplier to the Boeing buyer.

H57 - Seller agrees that, notwithstanding the provisions of the termination for convenience clause, any unshipped portion of this order may be terminated by buyer without any cost, charge or liability to buyer, provided, buyer notifies seller at least 120 days in advance of the shipping date specified in the order.

L01 - Reschedule of the order will be at no charge

Exhibit A
6-5751-02-69


ACCELERATION/DECELERATION NOTE

Purchase order schedule accelerations/decelerations will be at no charge.

PRICING

The pricing applying to the orders making up the Procurement Package and all Subsequently Placed Orders referencing this Letter of Agreement is as listed on Exhibit B. This pricing, as listed, will be firm for unlimited quantities for orders placed from the date of this contract and scheduled for delivery prior to August 15, 1999.

ACCEPTANCE

This Order is Buyer's offer to Seller, and acceptance is strictly limited to its terms. Buyer shall not be bound by and specifically objects to any term or condition whatsoever which is different from, or in addition to, the provisions of this Agreement. Seller commencement or performance or acceptance of this Agreement, in any matter, shall conclusively evidence acceptance unless such term or condition is mutually agreed to by the parties in writing.

Kaynar, Division of Kaynar                         Boeing Commercial
Technologies, Inc.                                 Airplane Group


/s/ JORDAN LAW      4-28-94                        /s/ KAE FARLEY     4-28-94
---------------------------                        --------------------------
Jordan Law           Date                          Kae Farley          Date
President                                          Buyer


                                                   --------------------------
                                                   G.D. Neely          Date
                                                   Lead Buyer


                                                   --------------------------
                                                   E.G. Beals          Date
                                                   Manager

EXHIBIT B, 6-5751-02-69

                               CONTRACT UNIT PRICES

                                NAS1804 ALLOY NUTS
                              NAS1805 STAINLESS NUTS
                              BACN10HR INCONEL NUTS

                  KAYNAR, DIVISION OF KAYNAR TECHNOLOGIES, INC.

               FIVE YEARS - AUGUST 15, 1994 THROUGH AUGUST 15, 1999


----    ----    -----------------------------------------------     -----------
P/NS    ITEM    PART NUMBER                                         UNIT PRICES
----    ----    -----------------------------------------------     -----------





* Confidential portions omitted and filed separately with the Commission.

BACN10, NAS1804, NAS1805 NUT PACKAGE


                             KAYNAR/BOEING 5-YR CONTRACT
                         DURATION 4/28/1994 THROUGH 8/15/1999


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL         KAYNAR
         KAYNAR       EST. QTY        EST. QTY       EST. QTY        EST. QTY         EST. QTY      ESTIMATED        GROUP
P/N     PART NO.    12/93-11/94     12/94-11/95     12/95-11/96     12/96-11/97     12/97-11/98     QUANTITY     PRICING EACH
-----------------------------------------------------------------------------------------------------------------------------





* Confidential portions omitted and filed separately with the Commission.

BACN10, NAS1804, NAS1805 NUT PACKAGE


                             KAYNAR/BOEING 5-YR CONTRACT
                         DURATION 4/28/1994 THROUGH 8/15/1999


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL         KAYNAR
         KAYNAR       EST. QTY        EST. QTY       EST. QTY         EST. QTY        EST. QTY      ESTIMATED       GROUP
P/N     PART NO.    12/93-11/94     12/94-11/95     12/95-11/96     12/96-11/97     12/97-11/98     QUANTITY     PRICING EACH
-----------------------------------------------------------------------------------------------------------------------------





* Confidential portions omitted and filed separately with the Commission.